NOTE NO. 1


U.S. $5,664,508                                                   April 29, 1996


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee under the Trust Agreement for the Lenders named therein (the "Borrower"), promises to pay to the order of BA LEASING & CAPITAL CORPORATION, (the "Lender"), the principal sum of Five Million Six Hundred Sixty-Four Thousand Five Hundred Eight United States Dollars or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, or purchased by the Lender, as recorded either on the grid attached to this Note or in the records of the Lender; provided, however, that the failure to make any such recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note. The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Loan Agreement, dated as of April 29, 1996, among the Borrower, BA Leasing & Capital Corporation, a California corporation, as agent (the "Agent"), and the various lenders named therein (the "Loan Agreement").

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured pursuant to the Security Documents made by the Borrower in favor of the Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Documents for a statement of the terms and provisions of such security.

     Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section 2.8 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE.


                         [signature page follows]


     IN WITNESS WHEREOF, the Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                              FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee, as Borrower



                              By: /s/ Greg A. Hawley
                                  Name: Greg A. Hawley
                                  Title: Trust Officer


                              GRID ATTACHED TO NOTE
                          DATED AS OF APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
            PAYABLE TO THE ORDER OF BA LEASING & CAPITAL CORPORATION

Loans made by the Lender to the Trustee, as Borrower, and payments of principal of such Loans.


                                      Principal Amount          Interest
       Principal                            Bearing               Paid
         Amount       Interest
                       Period                                Base    LIBO     Principal    Notation
Date    Advances   (If Applicable)    Base Rate   LIBO Rate  Rate    Rate    Amount Total  Made By
- ----    --------   ---------------    ---------   ---------  ----    ----    ------------  -------





              AMORTIZATION SCHEDULE ATTACHED TO NOTE
                     DATED APRIL 29, 1996 OF
              FIRST SECURITY TRUST COMPANY OF NEVADA
                            AS TRUSTEE
     PAYABLE TO THE ORDER OF BA LEASING & CAPITAL CORPORATION


                                                 Principal
      Date                                     Repayment Amount
      ----                                     ----------------











                                NOTE NO. 2


U.S. $5,664,508                                                   April 29, 1996


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee under the Trust Agreement for the Lenders named therein (the "Borrower"), promises to pay to the order of BANK OF SCOTLAND, (the "Lender"), the principal sum of Five Million Six Hundred Sixty-Four Thousand Five Hundred Eight United States Dollars or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, or purchased by the Lender, as recorded either on the grid attached to this Note or in the records of the Lender; provided, however, that the failure to make any such recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note. The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Loan Agreement, dated as of April 29, 1996, among the Borrower, BA Leasing & Capital Corporation, a California corporation, as agent (the "Agent"), and the various lenders named therein (the "Loan Agreement").

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured pursuant to the Security Documents made by the Borrower in favor of the Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Documents for a statement of the terms and provisions of such security.

     Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section 2.8 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE.


                         [signature page follows]



     IN WITNESS WHEREOF, the Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                                  FIRST SECURITY TRUST COMPANY OF
                                  NEVADA, not in its individual
                                  capacity but solely as Trustee, as
                                  Borrower



                                  By: /s/ Greg A. Hawley
                                      Name: Greg A. Hawley
                                      Title: Trust Officer


                              GRID ATTACHED TO NOTE
                          DATED AS OF APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
                    PAYABLE TO THE ORDER OF BANK OF SCOTLAND

Loans made by the Lender to the Trustee, as Borrower, and payments of principal of such Loans.


                                      Principal Amount          Interest
       Principal                            Bearing               Paid
         Amount       Interest
                       Period                                Base    LIBO     Principal    Notation
Date    Advances   (If Applicable)    Base Rate   LIBO Rate  Rate    Rate    Amount Total  Made By
- ----    --------   ---------------    ---------   ---------  ----    ----    ------------  -------




                     AMORTIZATION SCHEDULE ATTACHED TO NOTE
                             DATED APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
                    PAYABLE TO THE ORDER OF BANK OF SCOTLAND


                                                       Principal
              Date                                   Repayment Amount
              ----                                   ----------------




                                NOTE NO. 3


U.S. $4,531,607                                                   April 29, 1996


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee under the Trust Agreement for the Lenders named therein (the "Borrower"), promises to pay to the order of SOCIETE GENERALE, (the "Lender"), the principal sum of Four Million Five Hundred Thirty-One Thousand Six Hundred Seven United States Dollars or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, or purchased by the Lender, as recorded either on the grid attached to this Note or in the records of the Lender; provided, however, that the failure to make any such recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note. The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Loan Agreement, dated as of April 29, 1996, among the Borrower, BA Leasing & Capital Corporation, a California corporation, as agent (the "Agent"), and the various lenders named therein (the "Loan Agreement").

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured pursuant to the Security Documents made by the Borrower in favor of the Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Documents for a statement of the terms and provisions of such security.

     Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section 2.8 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE.


                         [signature page follows]



     IN WITNESS WHEREOF, the Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                                   FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee, as Borrower



                                   By: /s/ Greg A. Hawley
                                       Name: Greg A. Hawley
                                       Title: Trust Officer



                              GRID ATTACHED TO NOTE
                          DATED AS OF APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
                    PAYABLE TO THE ORDER OF SOCIETE GENERALE

Loans made by the Lender to the Trustee, as Borrower, and payments of principal of such Loans.


                                      Principal Amount          Interest
       Principal                            Bearing               Paid
         Amount       Interest
                       Period                                Base    LIBO     Principal    Notation
Date    Advances   (If Applicable)    Base Rate   LIBO Rate  Rate    Rate    Amount Total  Made By
- ----    --------   ---------------    ---------   ---------  ----    ----    ------------  -------





                     AMORTIZATION SCHEDULE ATTACHED TO NOTE
                             DATED APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
                    PAYABLE TO THE ORDER OF SOCIETE GENERALE



                                                       Principal
              Date                                   Repayment Amount
              ----                                   ----------------



                                NOTE NO. 4


U.S. $4,531,607                                              April 29, 1996


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee under the Trust Agreement for the Lenders named therein (the "Borrower"), promises to pay to the order of FIRST INTERSTATE BANK OF NEVADA, (the "Lender"), the principal sum of Four Million Five Hundred Thirty-One Thousand Six Hundred Seven United States Dollars or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, or purchased by the Lender, as recorded either on the grid attached to this Note or in the records of the Lender; provided, however, that the failure to make any such recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note. The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Loan Agreement, dated as of April 29, 1996, among the Borrower, BA Leasing & Capital Corporation, a California corporation, as agent (the "Agent"), and the various lenders named therein (the "Loan Agreement").

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured pursuant to the Security Documents made by the Borrower in favor of the Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Documents for a statement of the terms and provisions of such security.

     Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section 2.8 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE.


                         [signature page follows]



     IN WITNESS WHEREOF, the Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                                   FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee, as Borrower



                                   By: /s/ Greg A. Hawley
                                       Name: Greg A. Hawley
                                       Title: Trust Officer


                              GRID ATTACHED TO NOTE
                          DATED AS OF APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
             PAYABLE TO THE ORDER OF FIRST INTERSTATE BANK OF NEVADA

Loans made by the Lender to the Trustee, as Borrower, and payments of principal of such Loans.


                                      Principal Amount          Interest
       Principal                            Bearing               Paid
         Amount       Interest
                       Period                                Base    LIBO     Principal    Notation
Date    Advances   (If Applicable)    Base Rate   LIBO Rate  Rate    Rate    Amount Total  Made By
- ----    --------   ---------------    ---------   ---------  ----    ----    ------------  -------




                     AMORTIZATION SCHEDULE ATTACHED TO NOTE
                             DATED APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
             PAYABLE TO THE ORDER OF FIRST INTERSTATE BANK OF NEVADA



                                                       Principal
              Date                                   Repayment Amount
              ----                                   ----------------


                                NOTE NO. 5


U.S. $3,398,705                                                   April 29, 1996


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee under the Trust Agreement for the Lenders named therein (the "Borrower"), promises to pay to the order of CIT GROUP/EQUIPMENT FINANCING INC., (the "Lender"), the principal sum of Three Million Three Hundred Ninety-Eight Thousand Seven Hundred Five United States Dollars or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, or purchased by the Lender, as recorded either on the grid attached to this Note or in the records of the Lender; provided, however, that the failure to make any such recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note. The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Loan Agreement, dated as of April 29, 1996, among the Borrower, BA Leasing & Capital Corporation, a California corporation, as agent (the "Agent"), and the various lenders named therein (the "Loan Agreement").

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured pursuant to the Security Documents made by the Borrower in favor of the Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Documents for a statement of the terms and provisions of such security.

     Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section 2.8 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE.


                         [signature page follows]



     IN WITNESS WHEREOF, the Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                                   FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee, as Borrower



                                   By: /s/ Greg A. Hawley
                                       Name: Greg A. Hawley
                                       Title: Trust Officer



                              GRID ATTACHED TO NOTE
                          DATED AS OF APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
           PAYABLE TO THE ORDER OF CIT GROUP/EQUIPMENT FINANCING INC.

Loans made by the Lender to the Trustee, as Borrower, and payments of principal of such Loans.



                                      Principal Amount          Interest
       Principal                            Bearing               Paid
         Amount       Interest
                       Period                                Base    LIBO     Principal    Notation
Date    Advances   (If Applicable)    Base Rate   LIBO Rate  Rate    Rate    Amount Total  Made By
- ----    --------   ---------------    ---------   ---------  ----    ----    ------------  -------



                     AMORTIZATION SCHEDULE ATTACHED TO NOTE
                             DATED APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
           PAYABLE TO THE ORDER OF CIT GROUP/EQUIPMENT FINANCING INC.


                                                       Principal
              Date                                   Repayment Amount
              ----                                   ----------------

                                NOTE NO. 6


U.S. $3,398,705                                              April 29, 1996


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee under the Trust Agreement for the Lenders named therein (the "Borrower"), promises to pay to the order of CREDIT LYONNAIS, LOS ANGELES BRANCH, (the "Lender"), the principal sum of Three Million Three Hundred Ninety-Eight Thousand Seven Hundred Five United States Dollars or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, or purchased by the Lender, as recorded either on the grid attached to this Note or in the records of the Lender; provided, however, that the failure to make any such recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note. The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Loan Agreement, dated as of April 29, 1996, among the Borrower, BA Leasing & Capital Corporation, a California corporation, as agent (the "Agent"), and the various lenders named therein (the "Loan Agreement").

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured pursuant to the Security Documents made by the Borrower in favor of the Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Documents for a statement of the terms and provisions of such security.

     Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section 2.8 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE.


                         [signature page follows]



     IN WITNESS WHEREOF, the Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                                   FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee, as Borrower


                                   By: /s/ Greg A. Hawley
                                       Name: Greg A. Hawley
                                       Title: Trust Officer



                              GRID ATTACHED TO NOTE
                          DATED AS OF APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
           PAYABLE TO THE ORDER OF CREDIT LYONNAIS, LOS ANGELES BRANCH

Loans made by the Lender to the Trustee, as Borrower, and payments of principal of such Loans.


                                      Principal Amount          Interest
       Principal                            Bearing               Paid
         Amount       Interest
                       Period                                Base    LIBO     Principal    Notation
Date    Advances   (If Applicable)    Base Rate   LIBO Rate  Rate    Rate    Amount Total  Made By
- ----    --------   ---------------    ---------   ---------  ----    ----    ------------  -------





                     AMORTIZATION SCHEDULE ATTACHED TO NOTE
                             DATED APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
           PAYABLE TO THE ORDER OF CREDIT LYONNAIS, LOS ANGELES BRANCH

                                                       Principal
              Date                                   Repayment Amount
              ----                                   ----------------



                                NOTE NO. 7


U.S. $2,265,804                                              April 29, 1996


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee under the Trust Agreement for the Lenders named therein (the "Borrower"), promises to pay to the order of UNITED STATES NATIONAL BANK OF OREGON, (the "Lender"), the principal sum of Two Million Two Hundred Sixty-Five Thousand Eight Hundred Four United States Dollars or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, or purchased by the Lender, as recorded either on the grid attached to this Note or in the records of the Lender; provided, however, that the failure to make any such recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note. The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Loan Agreement, dated as of April 29, 1996, among the Borrower, BA Leasing & Capital Corporation, a California corporation, as agent (the "Agent"), and the various lenders named therein (the "Loan Agreement").

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured pursuant to the Security Documents made by the Borrower in favor of the Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Documents for a statement of the terms and provisions of such security.

     Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section 2.8 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE.


                         [signature page follows]



     IN WITNESS WHEREOF, the Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                                   FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee, as Borrower



                                   By: /s/ Greg A. Hawley
                                       Name: Greg A. Hawley
                                       Title: Trust Officer


                              GRID ATTACHED TO NOTE
                          DATED AS OF APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
          PAYABLE TO THE ORDER OF UNITED STATES NATIONAL BANK OF OREGON

Loans made by the Lender to the Trustee, as Borrower, and payments of principal of such Loans.


                                      Principal Amount          Interest
       Principal                            Bearing               Paid
         Amount       Interest
                       Period                                Base    LIBO     Principal    Notation
Date    Advances   (If Applicable)    Base Rate   LIBO Rate  Rate    Rate    Amount Total  Made By
- ----    --------   ---------------    ---------   ---------  ----    ----    ------------  -------




                     AMORTIZATION SCHEDULE ATTACHED TO NOTE
                             DATED APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
          PAYABLE TO THE ORDER OF UNITED STATES NATIONAL BANK OF OREGON


                                                       Principal
              Date                                   Repayment Amount
              ----                                   ----------------



                                NOTE NO. 8


U.S. $2,265,804                                              April 29, 1996


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee under the Trust Agreement for the Lenders named therein (the "Borrower"), promises to pay to the order of BANK OF BOSTON, (the "Lender"), the principal sum of Two Million Two Hundred Sixty-Five Thousand Eight Hundred Four United States Dollars or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, or purchased by the Lender, as recorded either on the grid attached to this Note or in the records of the Lender; provided, however, that the failure to make any such recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note. The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Loan Agreement, dated as of April 29, 1996, among the Borrower, BA Leasing & Capital Corporation, a California corporation, as agent (the "Agent"), and the various lenders named therein (the "Loan Agreement").

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured pursuant to the Security Documents made by the Borrower in favor of the Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Documents for a statement of the terms and provisions of such security.

     Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section 2.8 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE.


                         [signature page follows]



     IN WITNESS WHEREOF, the Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                                   FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee, as Borrower



                                   By: /s/ Greg A. Hawley
                                       Name: Greg A. Hawley
                                       Title: Trust Officer



                              GRID ATTACHED TO NOTE
                          DATED AS OF APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
                     PAYABLE TO THE ORDER OF BANK OF BOSTON

Loans made by the Lender to the Trustee, as Borrower, and payments of principal of such Loans.


                                      Principal Amount          Interest
       Principal                            Bearing               Paid
         Amount       Interest
                       Period                                Base    LIBO     Principal    Notation
Date    Advances   (If Applicable)    Base Rate   LIBO Rate  Rate    Rate    Amount Total  Made By
- ----    --------   ---------------    ---------   ---------  ----    ----    ------------  -------






                     AMORTIZATION SCHEDULE ATTACHED TO NOTE
                             DATED APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
                     PAYABLE TO THE ORDER OF BANK OF BOSTON



                                                       Principal
              Date                                   Repayment Amount
              ----                                   ----------------



                                NOTE NO. 9


U.S. $2,265,804                                                   April 29, 1996


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee under the Trust Agreement for the Lenders named therein (the "Borrower"), promises to pay to the order of IMPERIAL BANK, (the "Lender"), the principal sum of Two Million Two Hundred Sixty-Five Thousand Eight Hundred Four United States Dollars or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, or purchased by the Lender, as recorded either on the grid attached to this Note or in the records of the Lender; provided, however, that the failure to make any such recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note. The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Loan Agreement, dated as of April 29, 1996, among the Borrower, BA Leasing & Capital Corporation, a California corporation, as agent (the "Agent"), and the various lenders named therein (the "Loan Agreement").

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured pursuant to the Security Documents made by the Borrower in favor of the Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Documents for a statement of the terms and provisions of such security.

     Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section 2.8 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE.


                         [signature page follows]



     IN WITNESS WHEREOF, the Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                                   FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee, as Borrower



                                   By: /s/ Greg A. Hawley
                                       Name: Greg A. Hawley
                                       Title: Trust Officer


                              GRID ATTACHED TO NOTE
                          DATED AS OF APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
                      PAYABLE TO THE ORDER OF IMPERIAL BANK

Loans made by the Lender to the Trustee, as Borrower, and payments of principal of such Loans.

                                      Principal Amount          Interest
       Principal                            Bearing               Paid
         Amount       Interest
                       Period                                Base    LIBO     Principal    Notation
Date    Advances   (If Applicable)    Base Rate   LIBO Rate  Rate    Rate    Amount Total  Made By
- ----    --------   ---------------    ---------   ---------  ----    ----    ------------  -------






                     AMORTIZATION SCHEDULE ATTACHED TO NOTE
                             DATED APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
                      PAYABLE TO THE ORDER OF IMPERIAL BANK



                                                       Principal
              Date                                   Repayment Amount
              ----                                   ----------------




                                NOTE NO. 10


U.S. $2,380,046                                              April 29, 1996


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee under the Trust Agreement for the Lenders named therein (the "Borrower"), promises to pay to the order of TRUSTMARK NATIONAL BANK, (the "Lender"), the principal sum of Two Million Three Hundred Eighty Thousand Forty-Six United States Dollars or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, or purchased by the Lender, as recorded either on the grid attached to this Note or in the records of the Lender; provided, however, that the failure to make any such recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note. The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Loan Agreement, dated as of April 29, 1996, among the Borrower, BA Leasing & Capital Corporation, a California corporation, as agent (the "Agent"), and the various lenders named therein (the "Loan Agreement").

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured pursuant to the Security Documents made by the Borrower in favor of the Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Documents for a statement of the terms and provisions of such security.

     Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section 2.8 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE.


                         [signature page follows]


     IN WITNESS WHEREOF, the Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                                   FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee, as Borrower



                                   By: /s/ Greg A. Hawley
                                       Name: Greg A. Hawley
                                       Title: Trust Officer



                              GRID ATTACHED TO NOTE
                          DATED AS OF APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
                 PAYABLE TO THE ORDER OF TRUSTMARK NATIONAL BANK

Loans made by the Lender to the Trustee, as Borrower, and payments of principal of such Loans.


                                      Principal Amount          Interest
       Principal                            Bearing               Paid
         Amount       Interest
                       Period                                Base    LIBO     Principal    Notation
Date    Advances   (If Applicable)    Base Rate   LIBO Rate  Rate    Rate    Amount Total  Made By
- ----    --------   ---------------    ---------   ---------  ----    ----    ------------  -------




                     AMORTIZATION SCHEDULE ATTACHED TO NOTE
                             DATED APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
                 PAYABLE TO THE ORDER OF TRUSTMARK NATIONAL BANK



                                                       Principal
              Date                                   Repayment Amount
              ----                                   ----------------



                                NOTE NO. 11


U.S. $1,132,902                                                   April 29, 1996


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee under the Trust Agreement for the Lenders named therein (the "Borrower"), promises to pay to the order of FIRST SECURITY BANK OF UTAH, N.A., (the "Lender"), the principal sum of One Million One Hundred Thirty-Two Thousand Nine Hundred Two United States Dollars or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, or purchased by the Lender, as recorded either on the grid attached to this Note or in the records of the Lender; provided, however, that the failure to make any such recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note. The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Loan Agreement, dated as of April 29, 1996, among the Borrower, BA Leasing & Capital Corporation, a California corporation, as agent (the "Agent"), and the various lenders named therein (the "Loan Agreement").

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured pursuant to the Security Documents made by the Borrower in favor of the Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Documents for a statement of the terms and provisions of such security.

     Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section 2.8 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE.


                         [signature page follows]



     IN WITNESS WHEREOF, the Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                                   FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee, as Borrower



                                   By: /s/ Greg A. Hawley
                                       Name: Greg A. Hawley
                                       Title: Trust Officer


                              GRID ATTACHED TO NOTE
                          DATED AS OF APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
            PAYABLE TO THE ORDER OF FIRST SECURITY BANK OF UTAH, N.A.

Loans made by the Lender to the Trustee, as Borrower, and payments of principal of such Loans.

                                      Principal Amount          Interest
       Principal                            Bearing               Paid
         Amount       Interest
                       Period                                Base    LIBO     Principal    Notation
Date    Advances   (If Applicable)    Base Rate   LIBO Rate  Rate    Rate    Amount Total  Made By
- ----    --------   ---------------    ---------   ---------  ----    ----    ------------  -------





                     AMORTIZATION SCHEDULE ATTACHED TO NOTE
                             DATED APRIL 29, 1996 OF
                     FIRST SECURITY TRUST COMPANY OF NEVADA
                                   AS TRUSTEE
            PAYABLE TO THE ORDER OF FIRST SECURITY BANK OF UTAH, N.A.


                                                       Principal
              Date                                   Repayment Amount
              ----                                   ----------------